Exhibit 99.2

Luminex Corporation Signs Definitive Agreement to Acquire Nanosphere, Inc.

- Acquisition Creates Premier Portfolio of Molecular Testing Solutions
- Expands Access to the High-growth Molecular Microbiology Market
- Immediately accelerates growth, accretive to adjusted earnings by end of 2017

Austin, Texas and Northbrook, Illinois, May 16, 2016 /PRNewswire/ -- Luminex Corporation (NASDAQ: LMNX) and Nanosphere, Inc. (NASDAQ: NSPH) today announced that the companies have entered into a definitive agreement under which Luminex will acquire Nanosphere, a leader in the molecular microbiology and molecular diagnostic market for $1.35 per share in an all cash transaction valued at approximately $58 million. With its focus on the molecular microbiology segment, Nanosphere delivers proprietary diagnostic tools that enable rapid and accurate detection of respiratory, gastroenteric and bloodstream infections. The Boards of Directors of both companies have unanimously approved the merger, which is expected to immediately accelerate total revenue growth.

Benefits of the Transaction

•
An Ideal Strategic Fit: Nanosphere’s Verigene platform, broad menu, and strong presence in the molecular microbiology market with over 240 customers complement Luminex’s customer base. The combination will add a growing revenue stream and new platforms for growth.

•
Amplifies Luminex’s Market Leadership: Nanosphere’s Verigene technology leads in the high-growth bloodstream infection segment and complements Luminex’s current infectious disease portfolio. Following the acquisition, only Luminex will be able to offer customers automated molecular platforms for both syndromic and targeted molecular diagnostic testing (Verigene and ARIES).

•
Offers Attractive Economics and Shareholder Value: Nanosphere’s forecasted 2016 revenue of between $28-$30 million will immediately accelerate Luminex’s stand-alone projected revenue growth, reflecting Nanosphere’s high double digit revenue growth and the ability to leverage Luminex’s global molecular diagnostic distribution. Nanosphere’s total revenue for 2015 was $21 million. The Transaction is expected to be accretive to Luminex’s adjusted earnings by the end of 2017.

"The acquisition of Nanosphere will significantly enhance Luminex’s growth trajectory by expanding our product portfolio, delivering access to new markets and strengthening our pipeline of future products to make us the partner of choice for all molecular labs,” said Homi Shamir, president and CEO of Luminex. “The deal demonstrates prudent execution of our fourth strategic growth pillar -- leveraging our financial strength to accelerate growth in our target markets."

"Luminex will recognize significant strategic benefit moving forward as our customer base and leverage in our expanding menu contribute to accelerated revenue growth," said Michael McGarrity, president and CEO of Nanosphere. "The resources and reputation for excellence that Luminex carries in the market will greatly benefit our customers and employees."

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Exhibit 99.2

Under the terms of the agreement, which has been approved by the boards of directors of both companies, a newly formed, wholly-owned subsidiary of Luminex will commence a tender offer for all outstanding shares of Nanosphere for $1.35 per share in cash. Luminex will fund the acquisition with cash on hand. Luminex intends to commence a tender offer for all of the shares of common stock of Nanosphere within 15 business days. Under the agreement, the tender offer will be followed by a merger to acquire any untendered shares. The tender offer is subject to the tender of a majority of Nanosphere’s common shares and certain other customary closing conditions. It is expected that the transaction will close in the second quarter of Luminex’s fiscal 2016.

Financial Details

Under the terms of the agreement, Luminex will pay approximately $58 million in cash to acquire Nanosphere, including payments in connection with outstanding common stock, preferred stock, and options and warrants of Nanosphere. Luminex will also pay or cause Nanosphere to pay off approximately $25 million in Nanosphere indebtedness outstanding as of March 31, 2016. Nanosphere generated approximately $21 million in revenue during 2015 and $6.6 million in its quarter ended March 31, 2016. As of March 31, 2016, Nanosphere had restricted and unrestricted cash of approximately $18.4 million. Assuming the transaction closes on or before July 1, 2016, Luminex expects the Nanosphere acquisition will add between $13 million and $16 million to 2016 consolidated revenue.

Luminex expects to record charges for non-recurring cash and non-cash acquisition-related costs in connection with the transaction. The full extent of these charges will not be determined under the rules of purchase accounting until valuation has been completed. In addition, transaction-related professional fees will be expensed as incurred, as required by GAAP per ASC 805 Business Combinations.

Perella Weinberg Partners is acting as exclusive financial advisor to Luminex Corporation. Smith, Gambrell & Russell LLP is serving as outside counsel to Luminex. Jefferies LLC is acting as exclusive financial advisor to Nanosphere and Seyfarth Shaw LLP is serving as outside counsel to Nanosphere.

Conference Call and Webcast

Luminex will host a conference call and webcast at 8:30 am ET on Monday, May 16 to provide more information on this announcement. The webcast can be accessed in the Investors section of http://www.luminexcorp.com. An audio archive of the call will be available in that section of Luminex's website for six months.

Conference Call Dial-in:
Dial In – Toll Free:    877-930-7053
Dial In:            253-336-7290
Passcode:        13319006

Replay Dial-in:
Dial In – Toll Free:    855-859-2056
Dial In:            404-537-3406
Passcode:        13319006

Additional Information

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Exhibit 99.2

The tender offer described in this communication has not yet commenced. This communication is provided for informational purposes only and does not constitute an offer to purchase or the solicitation of an offer to sell any securities. At the time the tender offer is commenced, Luminex and its indirect wholly-owned subsidiary, Commodore Acquisition Inc.(“CAI”) intend to file with the Securities and Exchange Commission (the “SEC”) a Tender Offer Statement on Schedule TO containing an offer to purchase, a form of letter of transmittal and other documents relating to the tender offer, and Nanosphere intends to file with the SEC a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the tender offer. Luminex, CAI, and Nanosphere intend to mail these documents to the Nanosphere common stockholders. Investors and shareholders should read those filings carefully when they become available as they will contain important information about the tender offer. Those documents, as well as Luminex’s other public filings with the SEC, may be obtained without charge at the SEC’ s website at www.sec.gov and at Luminex’s website at www.luminexcorp.com. The offer to purchase and related materials may also be obtained (when available) for free by contacting Innisfree M&A Incorporated, the information agent for the tender offer, at 501 Madison Avenue New York, New York 10022.

About Luminex Corporation
Luminex is committed to applying its passion for innovation toward creating breakthrough solutions to improve health and advance science. The company is transforming global healthcare and life-science research through the development, manufacturing and marketing of proprietary instruments and assays utilizing xMAP® open-architecture multi-analyte platform, MultiCode® real-time polymerase chain reaction (PCR), and multiplex PCR-based technologies, that deliver cost-effective rapid results to clinicians and researchers. Luminex's technology is commercially available worldwide and in use in leading clinical laboratories, as well as major pharmaceutical, diagnostic, biotechnology and life-science companies. Luminex is meeting the needs of customers in markets as diverse as clinical diagnostics, pharmaceutical drug discovery, biomedical research including genomic and proteomic research, personalized medicine, biodefense research and food safety. For further information on Luminex Corporation and the latest advances in multiplexing using award winning technology, please visit http://www.luminexcorp.com/.

About Nanosphere, Inc.
Nanosphere is enhancing medicine through targeted molecular diagnostics that result in earlier disease detection, optimal patient treatment and improved healthcare economics. The Company’s versatile technology platform, the Verigene® System, enables clinicians to rapidly detect the most complex, costly and deadly infectious diseases through a low cost and simple-to-use multiplexed diagnostic test. The combination of this innovative technology and Nanosphere’s customer-driven solutions keeps commitment to the patient at the forefront of its business. Nanosphere is based in Northbrook, IL. Additional information is available at http://www.nanosphere.us.

Cautionary Statement Regarding Forward-Looking Statements
Certain statements in this press release, including statements regarding the proposed transaction between Luminex and Nanosphere, Luminex’s and Nanosphere’ financial results and estimates and/or business prospects, the combined company’s plans, objectives, expectations and intentions, leadership in biological testing technologies in the clinical diagnostic and life science industries and the expected size, scope and growth of the combined company’s operations and the markets in which it will operate, expected synergies, as well as the expected timing and benefits of the transaction, may contain words such as “expects,” “may,” “potential,” “upside,” “approximately,” “project,” “would,” “could,” “should,” “will,” “anticipates,” “believes,” “intends,” “estimates,” “targets,” “plans,” “envisions,” “seeks” and other similar language and are considered forward-looking statements or information under applicable securities laws. These statements are based on Luminex’s current expectations, estimates, forecasts and projections about the proposed transaction and the operating environment, economies and markets in which Luminex and Nanosphere operate, are subject to important risks and uncertainties that are

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Exhibit 99.2

difficult to predict and the actual outcome may be materially different. These statements reflect beliefs and assumptions that are based on Luminex’s and Nanosphere’ perception of historical trends, current conditions and expected future developments as well as other factors management believes are appropriate in the circumstances. In making these statements, Luminex and Nanosphere have made assumptions with respect to the ability of Luminex and Nanosphere to achieve expected synergies and the timing of same, the ability of Luminex and Nanosphere to predict and adapt to changing customer requirements, preferences and spending patterns, the ability of Luminex and Nanosphere to protect their intellectual property, future capital expenditures, including the amount and nature thereof, trends and developments in the clinical diagnostic and life science industries, business strategy and outlook, expansion and growth of business and operations, credit risks, anticipated acquisitions, future results for Luminex being similar to historical results, expectations related to future general economic and market conditions and other matters. Luminex’s and Nanosphere’ beliefs and assumptions are inherently subject to significant business, economic, competitive and other uncertainties and contingencies regarding future events and as such, are subject to change. Luminex’s beliefs and assumptions may prove to be inaccurate and consequently Luminex’s actual results could differ materially from the expectations set out herein.

Actual results or events could differ materially from those contemplated in the forward-looking statements as a result of the following:

(i)
risks and uncertainties relating to the transaction, including (a) the risk that the businesses will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected, which could result in additional demands on Luminex’s resources, systems, procedures and controls, disruption of its ongoing business and diversion of management’s attention from other business concerns, (b) the possibility that certain assumptions with respect to Nanosphere or the transaction could prove to be inaccurate, (c) failure or delay in respect of the satisfaction of the closing conditions to the transaction, (d) the potential failure to retain key employees of Luminex or Nanosphere as a result of the proposed transaction or during integration of the businesses and (e) disruptions resulting from the proposed transaction, making it more difficult to maintain business relationships;

(ii)
risks and uncertainties relating to Luminex, including (a) the future performance, financial and otherwise, of Luminex, (b) the ability of Luminex to bring new products to market and to increase sales, (c) the strength of Luminex’s product development pipeline, (d) Luminex’s growth and profitability prospects, (e) the estimated size and growth prospects of the clinical diagnostic and life science industries, (f) Luminex’s competitive position in the clinical diagnostic and life science industries and its ability to take advantage of future opportunities in this market, (g) the benefits of Luminex’s products to be realized by customers, and (h) the demand for Luminex’s products and the extent of deployment of Luminex’s products in the clinical diagnostic and life science industries; and

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Exhibit 99.2

(iii)
risks and uncertainties relating to future events, conditions or circumstances, or other general risks, including (a) integration of other acquisitions and related restructuring efforts, including the quantum of restructuring charges and the timing thereof, (b) the possibility that Luminex may be unable to meet its future reporting requirements under the U.S. Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder, (c) the risks associated with bringing new products to market, (d) fluctuations in currency exchange rates, (e) delays in the purchasing decisions of Luminex’s customers, (f) the competition Luminex faces in its industry and/or marketplace, (g) the possibility of technical, logistical or planning issues in connection with the deployment of Luminex’s products or services, (h) the continuous commitment of Luminex’s customers, (i) demand for Luminex’s products, and (j) the additional risks discussed under the heading "Risk Factors" in Luminex's Reports on Forms 10-K and 10-Q, as filed with the Securities and Exchange Commission. The forward looking statements contained herein represent the judgment of Luminex as of the date of this press release, and unless otherwise required by applicable securities laws, Luminex expressly disclaims any intent, obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in Luminex's expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

Contacts

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Exhibit 99.2

Luminex Investor Contact
Harriss Currie
Sr. Vice President of Finance and CFO
512.219.8020
hcurrie@luminexcorp.com

Matthew Scalo
Sr. Director, Investor Relations
512.219.8020
mscalo@luminexcorp.com

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